CERTIFICATION PURSUANT TO
                               18 U.S.C. ss. 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002



         In connection with the Annual Report on Form 10-KSB for the year ended September 30, 2003 (the "Report") of Farnsworth Bancorp, Inc. (the "Company") as filed with the Securities and Exchange Commission on the date hereof, we, Gary
N. Pelehaty, President and Chief Executive Officer, and Charles Alessi, Vice President, Chief Financial Officer, Treasurer and Secretary, certify, pursuant to 18 U.S.C. ss.1350, as adopted pursuant to ss.906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Date:  12/17/03
       --------


/s/ Gary N. Pelehaty                           /s/ Charles Alessi
--------------------------------------         ---------------------------------
Gary N. Pelehaty                               Charles Alessi
President and Chief Executive Officer          Vice President, Chief Financial
                                               Officer, Treasurer and Secretary
                                               (Principal Financial and
                                               Accounting Officer)